                             PARTICIPATION AGREEMENT

                                      AMONG

                    T. ROWE PRICE FIXED INCOME SERIES, INC.,

                       T. ROWE PRICE EQUITY SERIES, INC.,

                    T. ROWE PRICE INTERNATIONAL SERIES, INC.,

                                       AND

                     T. ROWE PRICE INVESTMENT SERVICES, INC.

                                       AND

                      FIRST SECURITY BENEFIT LIFE INSURANCE
                         AND ANNUITY COMPANY OF NEW YORK

   THIS AGREEMENT, made and entered into as of this 11th day of October, 1995 by and among First Security  Benefit Life Insurance and Annuity Company of New York
(hereinafter,  the  "Company"),  a New York life insurance  company,  on its own behalf and on behalf of each  segregated  asset account of the Company set forth on  Schedule  A  hereto  as may be  amended  from  time  to time  (each  account hereinafter  referred to as the  "Account"),  and the T. Rowe Price Fixed Income
Series, Inc., T. Rowe Price Equity Series, Inc., and T. Rowe Price International
Series,  Inc.,  each a corporation  organized  under the laws of Maryland  (each
Fund,  hereinafter  referred  to as the  "Fund")  and T. Rowe  Price  Investment
Services, Inc. (hereinafter, the "Underwriter"), a Maryland corporation.

   WHEREAS,  the Fund engages in business as an open-end  management  investment company  and is or  will  be  available  to act as the  investment  vehicle  for separate  accounts  established for variable life insurance and variable annuity contracts  (the  "Variable  Insurance  Products")  to be  offered  by  insurance companies  which have entered into  participation  agreements  with the Fund and
Underwriter (hereinafter "Participating Insurance Companies"); and

   WHEREAS,  the beneficial  interest in the Fund is divided into several series of shares,  each  designated a "Portfolio"  and  representing  the interest in a particular managed portfolio of securities and other assets; and

   WHEREAS,  the Fund has  obtained an order from the  Securities  and  Exchange
Commission  ("SEC")  granting  Participating  Insurance  Companies  and variable annuity and  variable  life  insurance  separate  accounts  exemptions  from the provisions of sections 9(a), 13(a),  15(a), and 15(b) of the Investment  Company
Act of 1940, as amended, (hereinafter, the "1940 Act") and Rules 6e-2(b)(15) and
6e-3(T) (b)(15)  thereunder,  if and to the extent necessary to permit shares of the Fund to be sold to and held by variable  annuity and variable life insurance separate accounts of both affiliated and unaffiliated  life insurance  companies
(hereinafter, the "Shared Funding Exemptive Order"); and

   WHEREAS, the Fund is registered as an open-end management  investment company under  the 1940 Act and  shares  of the  Portfolios  are  registered  under  the
Securities Act of 1933, as amended (hereinafter, the "1933 Act"); and

   WHEREAS, T. Rowe Price Associates, Inc. and Rowe Price-Fleming International,
Inc.  (each  hereinafter  referred  to as  the  "Adviser,"  and  all  references hereinafter to "Adviser"  shall refer to the  investment  adviser for a Fund, as pertinent) are each duly  registered as an investment  adviser under the federal
Investment Advisers Act of 1940, as amended, and any applicable state securities laws; and

   WHEREAS,  the Company has registered or will register  certain  variable life insurance or variable  annuity  contracts  (or  interests in a separate  account funding  such  contracts)  supported  wholly or  partially  by the Account  (the
"Contracts")  under the 1933 Act,  and said  Contracts  are listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement; and

   WHEREAS, the Account is duly established and maintained as a segregated asset account,  established by resolution of the Board of Directors of the Company, or by the Executive  Committee of the Board,  on the date shown for such Account on
Schedule A hereto, to set aside and invest assets  attributable to the aforesaid
Contracts; and

   WHEREAS,  the Company has  registered  or will register the Account as a unit investment trust under the 1940 Act; and

   WHEREAS,  the Underwriter is registered as a broker dealer with the SEC under the Securities  Exchange Act of 1934, as amended  (hereinafter  the "1934 Act"), and is a member in good  standing  of the  National  Association  of  Securities
Dealers, Inc. (hereinafter "NASD"); and

   WHEREAS,   to  the  extent   permitted  by  applicable   insurance  laws  and
regulations,  the Company intends to purchase shares in the Portfolios listed in
Schedule  A hereto,  as it may be  amended  from time to time by mutual  written agreement  (the  "Designated  Portfolios")  on behalf of the Account to fund the aforesaid  Contracts,  and the  Underwriter is authorized to sell such shares to unit investment trusts such as the Account at net asset value;

   NOW, THEREFORE,  in consideration of their mutual promises,  the Company, the
Fund and the Underwriter agree as follows:

ARTICLE I.  SALE OF FUND SHARES

   1.1 The  Underwriter  agrees  to  sell to the  Company  those  shares  of the
Designated Portfolios which the Account orders, executing such orders on a daily basis at the net asset  value  next  computed  after  receipt by the Fund or its designee of the order for the shares of the Designated Portfolios.

   1.2 The Fund agrees to make shares of the Designated Portfolios available for purchase  at the  applicable  net asset  value per share by the  Company and the
Account on those days on which the Fund  calculates its net asset value pursuant to rules of the  Securities  and  Exchange  Commission,  and the Fund  shall use reasonable  efforts to calculate  such net asset value on each day which the New
York Stock  Exchange is open for trading.  Notwithstanding  the  foregoing,  the
Board of Trustees or Directors of the Fund  (hereinafter the "Board") may refuse to sell  shares  of any  Designated  Portfolio  to any  person,  or  suspend  or terminate the offering of shares of any  Designated  Portfolio if such action is required by law or by regulatory  authorities having  jurisdiction or is, in the sole  discretion  of the  Board  acting  in good  faith  and in  light  of their fiduciary duties under federal and any applicable  state laws,  necessary in the best interests of the shareholders of such Designated Portfolio.

   1.3 The Fund and the  Underwriter  agree that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts. No shares of any Designated  Portfolios will be sold to the general  public.  The Fund and the Underwriter  will not sell Fund shares to any insurance  company or separate account  unless an agreement  containing  provisions  substantially  the same as
Articles I, III and VII of this Agreement is in effect to govern such sales.

   1.4 The  Fund  agrees  to  redeem,  on the  Company's  request,  any  full or fractional  shares of the Designated  Portfolios held by the Company,  executing such  requests  on a daily  basis at the net asset  value  next  computed  after receipt by the Fund or its designee of the request for  redemption,  except that the Fund  reserves the right to suspend the right of  redemption or postpone the date of payment or satisfaction upon redemption consistent with Section 22(e) of the 1940 Act and any rules thereunder, and in accordance with the procedures and policies  of  the  Fund  as  described  in the  then  current  prospectus.  Cash redemptions ordinarily shall be paid not later than one Business Day, as defined below,  following  receipt  by the  Fund  or its  designee  of the  request  for redemption  unless,  as described  herein,  the Fund  exercises its rights under
Section 22(e) of the 1940 Act and any rules  thereunder.  Cash payments shall be made in federal funds transmitted by wire.

   1.5 For purposes of Sections  1.1 and 1.4, the Company  shall be the designee of the Fund for receipt of purchase and redemption orders from the Account,  and receipt by such designee shall constitute receipt by the Fund; provided that the
Company  receives the order by 4:00 p.m.  Baltimore  time and the Fund  receives notice of such order by 9:30 a.m.  Baltimore time on the next following Business
Day.  "Business  Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund  calculates  its net asset value pursuant to the rules of the SEC.

   1.6 The Company  agrees to purchase and redeem the shares of each  Designated
Portfolio  offered by the then current  prospectus of the Fund and in accordance with the provisions of such prospectus.

   1.7 The Company  shall pay for Fund shares one Business Day after an order to purchase  Fund shares is made in accordance  with the  provisions of Section 1.5 hereof.  Payment  shall be in  federal  funds  transmitted  by wire by 3:00 p.m.
Baltimore  time. If payment in Federal Funds for any purchase is not received or is received by the Fund after 3:00 p.m. Baltimore time on such Business Day, the
Company  shall  promptly,  upon the Fund's  request,  reimburse the Fund for any charges,  costs,  fees,  interest  or  other  expenses  incurred  by the Fund in connection  with any advances to, or borrowings  or overdrafts  by, the Fund, or any similar expenses incurred by the Fund, as a result of portfolio transactions effected by the Fund based upon such purchase  request.  For purposes of Section
2.8 and 2.9 hereof, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the  responsibility  of the Company and shall become the responsibility of the Fund.

   1.8 Issuance  and  transfer of the Fund's  shares will be by book entry only.
Stock  certificates  will not be issued to the  Company or any  Account.  Shares ordered from the Fund will be recorded in an appropriate  title for each Account or the appropriate subaccount of each Account.

   1.9 The Fund shall furnish same day notice (by wire or telephone, followed by written  confirmation)  to the Company of any income,  dividends or capital gain distributions  payable on the Designated  Portfolios' shares. The Company hereby elects to receive all such income,  dividends, and capital gain distributions as are  payable  on  Designated  Portfolio  shares  in  additional  shares  of that
Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify  the  Company  of the  number of shares  so  issued  as  payment  of such dividends  and  distributions.  The Fund  shall use its best  efforts to furnish advance  notice of the day such dividends and  distributions  are expected to be paid.

   1.10 The Fund  shall make the net asset  value per share for each  Designated
Portfolio  available  to the  Company  on a daily  basis  as soon as  reasonably practical  after the net asset value per share is  calculated  (normally by 6:30
p.m. Baltimore time) and shall use its best efforts to make such net asset value per share available by 7 p.m. Baltimore time.

ARTICLE II.  REPRESENTATIONS AND WARRANTIES

   2.1 The Company represents and warrants that the Contracts (or interests in a separate  account  funding such  Contracts) are or will be registered  under the
1933  Act;  that the  Contracts  will be issued in  compliance  in all  material respects with all  applicable  federal and state laws; and that the Company will require any person authorized to sell the Contract to do so in compliance in all material  respects  with all  applicable  federal  and state  laws.  The Company further  represents and warrants that it is an insurance company duly organized, validly  existing,  and in good standing  under  applicable  law and that it has legally  and  validly  established  the  Account  prior to any  issuance or sale thereof as a segregated  asset  account  under New York  insurance  laws and has registered or, prior to any issuance or sale of the Contracts, will register the
Account as a unit investment trust in accordance with the provisions of the 1940
Act to serve as a segregated investment account for the Contracts.

   2.2 The Fund  represents  and warrants that Fund shares sold pursuant to this
Agreement  shall be registered  under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of New York and all applicable federal  and  state  securities  laws  and that  the  Fund is and  shall  remain registered as an open-end management  investment company under the 1940 Act. The
Fund shall amend the  Registration  Statement  for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.  The Fund shall register and qualify the shares for sale in  accordance  with the laws of the  various  states  only if and to the extent deemed advisable by the Fund or the Underwriter.

   2.3 The Fund  currently  does not  intend  to make any  payments  to  finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, although it may make such  payments  in the  future.  To the  extent  that it decides to finance distribution  expenses pursuant to Rule 12b-1, the Fund will undertake to have a
Board, a majority of whom are not interested persons of the Fund,  formulate and approve  any  plan  pursuant  to  Rule  12b-1  under  the  1940  Act to  finance distribution expenses.

   2.4 The  Fund  makes no  representations  as to  whether  any  aspect  of its operations,  including  but  not  limited  to,  investment  policies,  fees  and expenses,  complies with the insurance and other  applicable laws of the various states,  except that the Fund  represents that the Fund's  investment  policies, fees and expenses are and shall at all times remain in compliance  with the laws of the State of New York to the extent required to perform this Agreement.

   2.5 The Fund represents that it is lawfully organized,  validly existing, and in good  standing  under the laws of the State of Maryland  and that it does and will comply in all material respects with the 1940 Act.

   2.6 The  Underwriter  represents  and  warrants  that it is a member  in good standing of the NASD and is  registered  as a  broker-dealer  with the SEC.  The
Underwriter  further represents that it will sell and distribute the Fund shares in accordance  with the laws of the State of New York and any  applicable  state and federal securities laws.

   2.7 The  Underwriter  represents  and warrants  that the Adviser is and shall remain duly registered  under all applicable  federal and state  securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material  respects with the laws of the State of New York and any applicable state and federal securities laws.

   2.8 The Fund and the  Underwriter  represent  and  warrant  that all of their respective  directors,  officers,  employees,  investment  advisers,  and  other individuals or entities dealing with the money and/or securities of the Fund are and shall  continue  to be at all times  covered by a blanket  fidelity  bond or similar  coverage  for the  benefit  of the Fund in an amount  not less than the minimum coverage as required  currently by Rule 17g-1 of the 1940 Act or related provisions as may be  promulgated  from time to time.  The aforesaid  bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

   2.9 The Company represents and warrants that all of its directors,  officers, employees,  investment  advisers,  and other  individuals/entities  employed  or controlled  by the  Company  dealing  with the money  and/or  securities  of the
Account are and shall continue to be at all times covered by a blanket  fidelity bond or similar  coverage in an amount not less than $5 million.  The  aforesaid bond  includes  coverage for larceny and  embezzlement  and shall be issued by a reputable  bonding  company.  The Company  agrees to hold for the benefit of the
Fund and to pay to the Fund any amounts lost from larceny, embezzlement or other events covered by the aforesaid bond to the extent such amounts  properly belong to the Fund pursuant to the terms of this Agreement.

ARTICLE III.  PROSPECTUSES AND PROXY STATEMENTS; VOTING

   3.1 Unless the parties  otherwise  agree in writing,  the Fund shall  provide such documentation  (including a final copy of the new prospectus as set in type at the Fund's expense) and other assistance as is reasonably  necessary in order for the Company once each year (or more  frequently  if the  prospectus  for the
Fund is  amended)  to have  the  prospectus  for the  Contracts  and the  Fund's prospectus printed together in one document.  The expense of printing the Fund's prospectus for  distribution  to existing  owners of Contracts shall be borne by the  Underwriter or the Fund. The expense of printing the Fund's  prospectus for distribution  to  prospective  customers  shall be  governed  by a  Distribution
Agreement between the Company and the Underwriter.

   3.2 The Fund's  prospectus  shall  state  that the  Statement  of  Additional
Information  ("SAI")  for the  Fund  is  available  from  the  Company,  and the
Underwriter  (or the Fund),  at its  expense,  shall print and provide a copy of such SAI  free of  charge  to the  Company  for  itself  and for any  owner of a
Contract who requests such SAI.

   3.3 The Fund (or the Underwriter),  at its expense, shall provide the Company with copies of the Fund's proxy  material,  reports to  shareholders,  and other communications  to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners. The Fund (or the Underwriter) shall bear the expense of mailing the Fund's proxy  material and other  communications to  contract  owners.  The Fund (or the  Underwriter)  shall bear the expense of mailing Fund reports  (including the Fund's  semi-annual  and annual reports) to
Contract owners.

   3.4 The Company shall:

       (i) solicit voting instructions from Contract owners;

       (ii) vote the Fund shares in accordance with  instructions  received from
Contract owners; and

       (iii) vote Fund shares for which no  instructions  have been  received in the same proportion as Fund shares of such portfolio for which instructions have been received,

so long as and to the extent that the SEC continues to interpret the 1940 Act to require  pass-through  voting  privileges for variable contract owners or to the extent  otherwise  required by law. The Company  reserves the right to vote Fund shares  held in any  segregated  asset  account in its own right,  to the extent permitted by law.

   3.5 Participating  Insurance Companies shall be responsible for assuring that each  of  their  separate  accounts  participating  in  a  Designated  Portfolio calculates  voting  privileges as required by the Shared Funding Exemptive Order and consistent with any reasonable standards that the Fund may adopt.

   3.6 The Fund will comply with all provisions of the 1940 Act requiring voting by  shareholders,  and in  particular  the Fund will  either  provide for annual meetings or comply with Section  16(c) of the 1940 Act (although the Fund is not one of the  trusts  described  in  Section  16(c)  of that  Act) as well as with
Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the SEC's  interpretation  of the  requirements of Section 16(a)
with respect to periodic  elections  of directors or trustees and with  whatever rules the SEC may promulgate with respect thereto.

ARTICLE IV.  SALES MATERIAL AND INFORMATION

   4.1 The Company shall furnish, or shall cause to be furnished, to the Fund or its designee,  each piece of sales literature or other promotional material that the Company  develops or uses and in which the Fund (or a Portfolio  thereof) or the Adviser or the Underwriter is named, at least ten calendar days prior to its use.  No such  material  shall  be used if the Fund or its  designee  reasonably objects to such use within ten calendar days after receipt of such material. The
Fund or its designee  reserves the right to  reasonably  object to the continued
use of such  material,  and no such  material  shall  be used if the Fund or its designee so objects.

   4.2 The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning  the Fund in connection  with the sale of the Contracts other than the information or representations contained in the  registration  statement or prospectus  or SAI for the Fund shares,  as such registration statement and prospectus or SAI may be amended or supplemented from time to time,  or in  reports  or proxy  statements  for the  Fund,  or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

   4.3 The Fund,  Underwriter,  or its designee shall furnish, or shall cause to be  furnished,  to  the  Company,  each  piece  of  sales  literature  or  other promotional material in which the Company, the Contract,  and/or its Account, is named at least ten  calendar  days prior to its use. No such  material  shall be used if the  Company  reasonably  objects to such use within ten  calendar  days after  receipt of such  material.  The Company  reserves the right to reasonably object to the continued use of such material and no such material  shall be used if the Company so objects.

   4.4. The Fund and the Underwriter  shall not give any information or make any representations on behalf of the Company or concerning the Company, the Account, or the Contracts inconsistent with the information or representations  contained in a  registration  statement or prospectus,  or SAI for the Contracts,  as such registration  statement,  prospectus or SAI may be amended or supplemented  from time to time,  or in published  reports for the Account  which are in the public domain or approved by the Company for  distribution  to Contract  owners,  or in sales literature or other  promotional  material  approved by the Company or its designee, except with the permission of the Company.

   4.5 The Fund will  provide to the Company at least one  complete  copy of all registration statements,  prospectuses,  SAIs, reports, proxy statements,  sales
literature  and  other  promotional  materials,   applications  for  exemptions,
requests for no-action  letters,  and all  amendments to any of the above,  that relate  to the Fund or its  shares,  contemporaneously  with the  filing of such document(s) with the SEC or other regulatory authorities.

   4.6 The Company will  provide to the Fund at least one  complete  copy of all registration statements,  prospectuses,  SAIs, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions,  requests for no-action  letters,  and all  amendments to any of the above, that relate to the Contracts or the Account,  contemporaneously  with the filing of such document(s) with the SEC or other regulatory authorities.

   4.7 The Fund will  provide the Company  with as much notice as is  reasonably practicable of any proxy solicitation for any Designated  Portfolio,  and of any material change in the Fund's  registration  statement,  particularly any change resulting  in a change  to the  registration  statement  or  prospectus  for any
Account.  The Fund will work with the  Company  so as to enable  the  Company to solicit  proxies from Contract  Owners,  or to make changes to its prospectus or registration  statement,  in an orderly  manner.  The Fund will make  reasonable efforts  to attempt  to have  changes  affecting  Contract  prospectuses  become effective simultaneously with the annual updates for such prospectuses.

   4.8 For purposes of this Article IV, the phrase "sales  literature  and other promotional  materials"  includes,  but is not limited to, any of the following:
advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical,  radio, television,  telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (I.E., any written communication  distributed or made generally available to customers or the public, including brochures,  circulars,  reports, market letters,  form letters,  seminar texts, reprints or excerpts of any other advertisement,  sales literature, or published article), educational or training materials or other  communications  distributed or made  generally  available to some or all agents or  employees,  and  registration  statements,  prospectuses,
SAIs,  shareholder  reports,  proxy  materials,  and  any  other  communications distributed or made generally available.

ARTICLE V.  OTHER FEES AND EXPENSES

   5.1 The Fund and the  Underwriter  shall pay no fee or other  compensation to the  Company  under this  Agreement,  except  that if the Fund or any  Portfolio adopts and  implements  a plan  pursuant  to Rule 12b-1 to finance  distribution expenses,  then the  Underwriter  may make  payments  to the  Company  or to the underwriter  for the Contracts if and in amounts agreed to by the Underwriter in writing,  and such payments will be made out of existing fees otherwise  payable to  the  Underwriter,  past  profits  of the  Underwriter,  or  other  resources available to the  Underwriter.  No such  payments  shall be made directly by the
Fund. Currently, no such payments are contemplated.

   5.2 All expenses  incident to  performance  by the Fund under this  Agreement shall be paid by the  Fund.  The Fund  shall see to it that all its  shares  are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent  deemed  advisable  by the Fund,  in  accordance  with applicable  state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement,  proxy materials and reports,  setting the prospectus in type, setting in type and printing the proxy materials  and  reports  to  shareholders  (including  the costs of  printing  a prospectus that constitutes an annual report), the preparation of all statements and notices  required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares.

   5.3 The Fund (or the  Underwriter)  shall bear the  expenses  of mailing  the
Fund's  prospectus to owners of Contracts issued by the Company.  The expense of mailing  the Fund's  prospectus  to  prospective  owners of  Contracts  shall be governed by a Distribution Agreement between the Company and the Underwriter.

ARTICLE VI.  DIVERSIFICATION AND QUALIFICATION

   6.1 The Fund will invest the assets of each  Designated  Portfolio  in such a manner as to ensure  that the  Contracts  will be  treated  as  annuity  or life insurance contracts,  whichever is appropriate,  under the Internal Revenue Code of 1986, as amended (the "Code") and the regulations  issued  thereunder (or any successor  provisions).  Without  limiting  the  scope  of the  foregoing,  each
Designated  Portfolio  has  complied  and will  continue to comply with  Section
817(h)  of the Code and  Treasury  Regulation  §1.817-5,  and any  Treasury
interpretations  thereof,  relating  to  the  diversification  requirements  for variable annuity,  endowment, or life insurance contracts, and any amendments or other modifications or successor  provisions to such Section or Regulations.  In the  event  of a  breach  of this  Article  VI by the  Fund,  it will  take  all reasonable  steps (a) to notify  the  Company  of such  breach  as  promptly  as possible and (b) to adequately  diversify  the Fund so as to achieve  compliance within the grace period afforded by Regulation 817.5.

   6.2  The  Fund  represents  that  each  Designated  Portfolio  is or  will be qualified as a Regulated  Investment Company under Subchapter M of the Code, and that it will make every effort to maintain such qualification  (under Subchapter
M or any  successor or similar  provisions)  and that it will notify the Company immediately  upon having a reasonable  basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

   6.3 The Company represents that the Contracts are currently,  and at the time of issuance shall be, treated as life insurance or annuity insurance  contracts, under  applicable  provisions of the Code, and that it will make every effort to maintain such  treatment,  and that it will notify the Fund and the  Underwriter immediately  upon having a reasonable  basis for believing  the  Contracts  have ceased to be so treated or that they might not be so treated in the future.  The
Company  agrees  that any  prospectus  offering a contract  that is a  "modified endowment contract" as that term is defined in Section 7702A of the Code (or any successor or similar  provision),  shall  identify  such  contract as a modified endowment contract.

ARTICLE VII. POTENTIAL CONFLICTS.  The following provisions apply effective upon investment  in the  Fund by a  separate  account  of a  Participating  Insurance
Company supporting variable life insurance contracts.

   7.1 The  Board  will  monitor  the Fund  for the  existence  of any  material irreconcilable  conflict  between the  interests of the  contract  owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons,  including: (a) an action by any state insurance regulatory  authority;  (b) a change in applicable  federal or state  insurance, tax, or securities  laws or  regulations,  or a public  ruling,  private  letter ruling,  no-action or interpretative letter, or any similar action by insurance, tax, or securities  regulatory  authorities;  (c) an  administrative or judicial decision in any relevant proceeding;  (d) the manner in which the investments of any Portfolio are being managed;  (e) a difference in voting  instructions given by variable annuity contract and variable life insurance contract owners; or (f)
a decision  by an insurer to  disregard  the  voting  instructions  of  contract owners.  The Board shall  promptly  inform the Company if it determines  that an irreconcilable material conflict exists and the implications thereof.

   7.2. The Company will report any potential or existing  conflicts of which it is aware to the Board.  The Company  will  assist the Board in carrying  out its responsibilities  under the Shared  Funding  Exemptive  Order,  by providing the
Board with all  information  reasonably  necessary for the Board to consider any issues  raised.  This  includes,  but is not  limited to, an  obligation  by the
Company to inform the Board  whenever  Contract  owner voting  instructions  are disregarded.

   7.3 If it is  determined  by a majority  of the Board,  or a majority  of its disinterested  members,  that a material  irreconcilable  conflict  exists,  the
Company and other Participating  Insurance Companies shall, at their expense and to the  extent  reasonably  practicable  (as  determined  by a  majority  of the disinterested  Board  members),  take whatever  steps are necessary to remedy or eliminate  the  irreconcilable  material  conflict,  up to and  including:  (1), withdrawing  the assets  allocable to some or all of the separate  accounts from the Fund or any Portfolio and reinvesting such assets in a different  investment medium,  including  (but not  limited  to)  another  Portfolio  of the Fund,  or submitting the question whether such segregation should be implemented to a vote of all affected  contract owners and, as appropriate,  segregating the assets of any appropriate group (I.E.,  annuity contract owners,  life insurance  contract owners,  or  variable  contract  owners of one or more  Participating  Insurance
Companies) that votes in favor of such segregation,  or offering to the affected contract owners the option of making such a change;  and (2)  establishing a new registered management investment company or managed separate account.

   7.4 If a material irreconcilable conflict arises because of a decision by the
Company to  disregard  contract  owner  voting  instructions  and that  decision represents a minority  position or would  preclude a majority  vote, the Company may be required, at the Fund's election, to withdraw the Account's investment in the Fund and terminate  this  Agreement  with respect to each Account  provided, however,  that such  withdrawal and  termination  shall be limited to the extent required by the foregoing  material  irreconcilable  conflict as determined by a majority of the  disinterested  members of the Board.  Any such  withdrawal  and termination  must take place within six (6) months after the Fund gives  written notice that this provision is being  implemented,  and until the end of that six month  period the Fund shall  continue  to accept  and  implement  orders by the
Company for the purchase (and redemption) of shares of the Fund.

   7.5 If a material  irreconcilable  conflict arises because a particular state insurance  regulator's  decision  applicable to the Company  conflicts  with the majority of other state regulators,  then the Company will withdraw the affected
Account's  investment in the Fund and terminate  this  Agreement with respect to such Account  within six months  after the Board  informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict;  provided,  however,  that such  withdrawal and  termination  shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the  foregoing six month  period,  the Fund shall  continue to accept and implement  orders by the Company for the purchase (and  redemption) of shares of the Fund.

   7.6 For purposes of Section 7.3 through 7.6 of this Agreement,  a majority of the  disinterested  members of the Board shall  determine  whether any  proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding  medium for the  Contracts.
The Company  shall not be  required  by Section  7.3 to  establish a new funding medium  for the  Contract  if an offer to do so has been  declined  by vote of a majority of Contract owners materially  adversely affected by the irreconcilable material  conflict.  In the event that the Board  determines  that any  proposed action does not adequately remedy any irreconcilable material conflict, then the
Company will  withdraw the Account's  investment in the Fund and terminate  this
Agreement  within six (6) months after the Board  informs the Company in writing of the foregoing  determination;  provided,  however,  that such  withdrawal and termination  shall be  limited  to the  extent  required  by any  such  material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

   7.7 If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule
6e-3 is adopted,  to provide exemptive relief from any provision of the 1940 Act or the rules promulgated  thereunder with respect to mixed or shared funding (as defined  in  the  Shared  Funding  Exemptive  Order)  on  terms  and  conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating  Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended,  and Rule 6e-3, as adopted, to the extent such rules are applicable;
and (b) Sections 3.4, 3.5, 3.6,  7.1.,  7.2, 7.3, 7.4, and 7.5 of this Agreement shall  continue  in  effect  only  to  the  extent  that  terms  and  conditions substantially  identical to such  Sections  are  contained in such Rule(s) as so amended or adopted.

ARTICLE VIII.  INDEMNIFICATION

   8.1 INDEMNIFICATION BY THE COMPANY

       8.1(a).  The Company  agrees to indemnify  and hold harmless the Fund and the  Underwriter  and each of their  officers and directors and each person,  if any, who controls the  Underwriter  within the meaning of Section 15 of the 1933
Act (collectively,  the "Indemnified  Parties" for purposes of this Section 8.1)
against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation  (including legal and other expenses),  to which the Indemnified  Parties may become subject under any statute or  regulation,  at common law or  otherwise,  insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof)
or  settlements  are related to the sale or  acquisition of the Fund's shares or the Contracts and:

                (i) arise  out of or are based  upon any  untrue  statements  or alleged  untrue  statements of any material fact  contained in the  Registration
Statement,  prospectus, or statement of additional information for the Contracts or contained in the  Contracts  (or any  amendment or  supplement  to any of the foregoing),  or arise  out of or are  based  upon the  omission  or the  alleged omission  to state  therein a material  fact  required  to be stated  therein or necessary to make the  statements  therein not  misleading,  provided  that this agreement  to  indemnify  shall  not apply as to any  Indemnified  Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the  Registration  Statement,  prospectus or statement of additional  information  for the Contracts or in the Contracts (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

                (ii)  arise  out  of  or  are  based  upon  any   statements  or
representations  or the  omission  or  alleged  omission  of any  statements  or representations  about  the  Contracts  contained  in sales  literature  for the
Contracts (or any amendment or  supplement)  that arise out of or are based upon state insurance law; or

                (iii)   arise   out  of  or  as  a  result  of   statements   or
representations  (other than  statements  or  representations  contained  in the
Registration Statement,  prospectus or sales literature of the Fund not supplied by the Company or persons under its control) or wrongful  conduct of the Company or persons under its  authorization  or control  (which shall not include any T.
Rowe Price  Representative,  or any  Representative or employee of T. Rowe Price
Insurance Agency, as such persons are defined or referred to in the Distribution
Agreement),  with respect to the sale or  distribution  of the Contracts or Fund
Shares; or

                (iv)  arise  out of  any  untrue  statement  or  alleged  untrue statement of a material fact contained in a Registration Statement,  prospectus, or sales literature of the Fund or any amendment  thereof or supplement  thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements  therein not misleading if such a statement or omission was made in reliance upon information  furnished to the Fund by or on behalf of the Company; or

                (v) arise as a result of any material  failure by the Company to provide the services and furnish the materials under the terms of this Agreement
(including a failure,  whether  unintentional or in good faith or otherwise,  to comply  with the  qualification  requirements  specified  in  Article VI of this
Agreement); or

                (vi)  arise out of or  result  from any  material  breach of any representation  and/or  warranty made by the Company in this  Agreement or arise out of or  result  from any  other  material  breach  of this  Agreement  by the
Company,

as limited by and in  accordance  with the  provisions  of  Sections  8.1(b) and
8.1(c) hereof.

       8.1(b).  The  Company  shall not be  liable  under  this  indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an  Indemnified  Party  would  otherwise  be  subject by reason of such
Indemnified Party's willful  misfeasance,  bad faith, or gross negligence in the performance of such Indemnified  Party's duties or by reason of such Indemnified
Party's reckless disregard of its obligations or duties under this Agreement, or to the Fund, whichever is applicable.

       8.1(c).  The  Company  shall not be  liable  under  this  indemnification provision  with  respect to any claim made against an  Indemnified  Party unless such  Indemnified  Party shall have  notified  the  Company in writing  within a
reasonable   time  after  the  summons  or  other  first  legal  process  giving information  of the  nature  of the  claim  shall  have  been  served  upon such
Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated  agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the  Indemnified  Party  against whom such action is brought  otherwise  than on account of this  indemnification  provision.  In case any such action is brought against an Indemnified  Party, the Company shall be entitled to participate,  at its own  expense,  in the  defense of such  action.  The  Company  also shall be entitled to assume the defense thereof,  with counsel  satisfactory to the party named in the  action  and to  settle  the  claim at its own  expense;  provided, however, that no such settlement shall, without the Indemnified Parties' written consent, include any factual stipulation referring to the Indemnified Parties or their  conduct.  After  notice from the  Company to such party of the  Company's election to assume the defense  thereof,  the  Indemnified  Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

       8.1(d).  The Indemnified  Parties will promptly notify the Company of the commencement  of any litigation or proceedings  against them in connection  with the issuance or sale of the Fund Shares or the Contracts or the operation of the
Fund.

   8.2 INDEMNIFICATION BY THE UNDERWRITER

       8.2(a). The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers,  the Account,  and each person,  if any, who  controls  the  Company  within  the  meaning  of Section 15 of the 1933 Act
(collectively,  the  "Indemnified  Parties"  for  purposes of this  Section 8.2)
against any and all losses, claims, damages, liabilities (including amounts paid in  settlement  with the  written  consent  of the  Underwriter)  or  litigation
(including legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise,  insofar as such losses,  claims,  damages,  liabilities  or expenses (or actions in respect thereof) or  settlements  are related to the sale or  acquisition  of the Fund's shares or the Contracts; and

                  (i)  arise out of or are based  upon any untrue  statement  or alleged  untrue  statement of any material fact contained
                       in the  Registration  Statement or  prospectus  or SAI or
                       sales  literature  of  the  Fund  (or  any  amendment  or
                       supplement to any of the  foregoing),  or arise out of or
                       are based upon the  omission or the  alleged  omission to
                       state  therein  a  material  fact  required  to be stated
                       therein or necessary to make the  statements  therein not
                       misleading,  provided  that this  agreement  to indemnify
                       shall  not  apply  as to any  Indemnified  Party  if such
                       statement  or  omission  or  such  alleged  statement  or
                       omission was made in reliance upon and in conformity with
                       information furnished to the Underwriter or Fund by or on
                       behalf  of  the  Company  for  use  in  the  Registration
                       Statement  or  prospectus   for  the  Fund  or  in  sales
                       literature  (or any amendment or supplement) or otherwise
                       for use in  connection  with the sale of the Contracts or
                       Fund shares; or

                 (ii)  arise   out  of  or  as  a  result   of   statements   or
                       representations (other than statements or representations
                       contained in the  Registration  Statement,  prospectus or
                       sales  literature  for the  Contracts not supplied by the
                       Underwriter  or  persons  under its  control  or by or on
                       behalf of the Fund) or  wrongful  conduct  of the Fund or
                       Underwriter or persons under their control,  with respect
                       to the  sale or  distribution  of the  Contracts  or Fund
                       shares; or

                (iii)  arise  out of any  untrue  statement  or  alleged  untrue statement of a material fact  contained in a Registration
                       Statement,  prospectus or sales  literature  covering the
                       Contracts,   or  any  amendment   thereof  or  supplement
                       thereto,  or the  omission  or alleged  omission to state
                       therein a material fact required to be stated  therein or
                       necessary to make the statement or statements therein not
                       misleading,  if such  statement  or omission  was made in
                       reliance upon information  furnished to the Company by or
                       on behalf of the Underwriter or the Fund; or

                 (iv)  arise as a result of any  failure by the  Underwriter  or
                       the  Fund  to  provide  the   services  and  furnish  the
                       materials under the terms of this Agreement  (including a
                       failure  by the Fund,  whether  unintentional  or in good
                       faith or  otherwise,  to comply with the  diversification
                       and other qualification requirements specified in Article
                       VI of this Agreement); or

                  (v)  arise out of or result  from any  material  breach of any representation and/or warranty made by the Underwriter in
                       this  Agreement  or arise out of or result from any other
                       material  breach of this Agreement by the  Underwriter;

as limited by and in  accordance  with the  provisions  of  Sections  8.2(b) and
8.2(c) hereof.

       8.2(b).  The Underwriter  shall not be liable under this  indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an  Indemnified  Party  would  otherwise  be  subject by reason of such
Indemnified Party's willful  misfeasance,  bad faith, or gross negligence in the performance or such Indemnified  Party's duties or by reason of such Indemnified
Party's reckless  disregard of obligations and duties under this Agreement or to the Company or the Account, whichever is applicable.

       8.2(c).  The Underwriter  shall not be liable under this  indemnification provision  with  respect to any claim made against an  Indemnified  Party unless such  Indemnified  Party shall have notified the Underwriter in writing within a
reasonable   time  after  the  summons  or  other  first  legal  process  giving information  of the  nature  of the  claim  shall  have  been  served  upon such
Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated  agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified  Party, the Underwriter will be entitled to participate, at its own  expense,  in the  defense  thereof.  The  Underwriter  also shall be entitled to assume the defense thereof,  with counsel  satisfactory to the party named in the  action  and to  settle  the  claim at its own  expense;  provided, however, that no such settlement shall, without the Indemnified Parties' written consent, include any factual stipulation referring to the Indemnified Parties or their  conduct.  After  notice  from  the  Underwriter  to  such  party  of  the
Underwriter's  election to assume the defense  thereof,  the  Indemnified  Party shall bear the fees and expenses of any additional  counsel  retained by it, and the  Underwriter  will not be liable to such party under this  Agreement for any legal or other expenses  subsequently  incurred by such party  independently  in
connection   with  the  defense   thereof   other  than   reasonable   costs  of
investigation.

       8.2(d).  The Company  agrees  promptly to notify the  Underwriter  of the commencement of any litigation or proceedings  against it or any of its officers or directors  in  connection  with the issuance or sale of the  Contracts or the operation of the Account.

   8.3 INDEMNIFICATION BY THE FUND

       8.3(a).  The Fund agrees to indemnify  and hold  harmless the Company and each of its directors and officers,  the Account,  and each person,  if any, who controls  the  Company  within  the  meaning  of  Section  15 of  the  1933  Act
(collectively,  the  "Indemnified  Parties"  for  purposes of this  Section 8.3)
against any and all losses, claims,  expenses,  damages,  liabilities (including amounts paid in settlement  with the written  consent of the Fund) or litigation
(including  legal and other  expenses) to which the  Indemnified  Parties may be required to pay or which the  Indemnified  Parties may become  subject under any statute or  regulation,  at common  law or  otherwise,  insofar as such  losses, claims,  expenses,  damages,  liabilities  or  expenses  (or  actions in respect thereof) or settlements, are related to the operations of the Fund and:

                 (i)   arise as a result of any  failure  by the Fund to provide
                       the services and furnish the materials under the terms of
                       this    Agreement    (including   a   failure,    whether
                       unintentional  or in good faith or  otherwise,  to comply
                       with  the   diversification   and   other   qualification
                       requirements  specified in Article VI of this Agreement);
                       or

                (ii)   arise out of or result  from any  material  breach of any
                       representation  and/or  warranty made by the Fund in this
                       Agreement  or  arise  out of or  result  from  any  other
                       material  breach of this Agreement by the Fund;

as limited by and in  accordance  with the  provisions  of  Sections  8.3(b) and
8.3(c) hereof.

       8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages,  liabilities or litigation to which an Indemnified  Party would  otherwise be subject by reason of such  Indemnified
Party's willful  misfeasance,  bad faith, or gross negligence in the performance of such  Indemnified  Party's  duties or by reason of such  Indemnified  Party's reckless  disregard of  obligations  and duties  under this  Agreement or to the
Company, the Fund, the Underwriter or the Account, whichever is applicable.

       8.3(c). The Fund shall not be liable under this indemnification provision with  respect  to any claim  made  against  an  Indemnified  Party  unless  such
Indemnified  Party shall have  notified the Fund in writing  within a reasonable time after the summons or other first legal process  giving  information  of the nature of the claim shall have been served upon such Indemnified Party (or after such  Indemnified  Party  shall  have  received  notice of such  service  on any designated  agent),  but  failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the  Indemnified  Party against  whom  such  action  is  brought  otherwise  than  on  account  of  this indemnification  provision.  In case any such  action  is  brought  against  the
Indemnified  Parties,  the Fund  will be  entitled  to  participate,  at its own expense,  in the defense thereof.  The Fund also shall be entitled to assume the expense thereof,  with counsel satisfactory to the party named in the action and to  settle  the  claim  at its  own  expense;  provided,  however,  that no such settlement shall, without the Indemnified Parties' written consent,  include any factual stipulation referring to the Indemnified Parties or their conduct. After notice from the Fund to such party of the Fund's  election to assume the defense thereof,  the  Indemnified  Party  shall  bear  the  fees  and  expenses  of any additional counsel retained by it, and the Fund will not be liable to such party under this  Agreement for any legal or other expenses  subsequently  incurred by such party  independently  in  connection  with the defense  thereof  other than reasonable costs of investigation.

       8.3(d). The Company and the Underwriter agree promptly to notify the Fund of the  commencement  of any  litigation or proceeding  against it or any of its respective officers or directors in connection with the Agreement,  the issuance or  sale  of the  Contracts,  the  operation  of the  Account,  or the  sale  or acquisition of shares of the Fund.

ARTICLE IX.  APPLICABLE LAW

   9.1 This Agreement shall be construed and the provisions  hereof  interpreted under and in accordance with the laws of the State of Maryland.

   9.2 This Agreement  shall be subject to the provisions of the 1933,  1934 and
1940 Acts, and the rules and regulations and rulings thereunder,  including such exemptions  from  those  statutes,  rules and  regulations  as the SEC may grant
(including,  but not limited  to, any Shared  Funding  Exemptive  Order) and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X.  TERMINATION

   10.1 This  Agreement  shall continue in full force and effect until the first to occur of:

         (a)  termination  by any party,  for any reason with respect to some or all Designated  Portfolios after five (5) years from the effective date of this Agreement,  by six (6) months' advance written notice delivered to the other parties; or

         (b)  termination  by the Company by written  notice to the Fund and the
              Underwriter based upon the Company's  determination that shares of the Fund are not reasonably  available to meet the requirements of the Contracts; or

         (c)  termination  by the Company by written  notice to the Fund and the
              Underwriter  in the event any of the  Portfolio's  shares  are not registered,  issued or sold in accordance  with  applicable  state and/or federal law or such law precludes the use of such shares as the underlying  investment  media of the Contracts issued or to be issued by the Company; or

         (d)  termination  by the Fund or  Underwriter  in the event that formal administrative  proceedings are instituted  against the Company by the NASD, the SEC, the Insurance  Commissioner or like official of any state or any other  regulatory  body  regarding  the Company's duties  under  this  Agreement  or  related  to  the  sale  of the
              Contracts,  the  operation of any Account,  or the purchase of the
              Fund  shares,  provided,  however,  that the  Fund or  Underwriter determines in its sole judgment  exercised in good faith, that any such  administrative  proceedings  will  have a  material  adverse effect upon the ability of the Company to perform its  obligations under this Agreement; or

         (e)  termination by the Company in the event that formal administrative proceedings are instituted  against the Fund or Underwriter by the
              NASD, the SEC, or any state securities or insurance  department or any other regulatory  body,  provided,  however,  that the Company determines in its sole judgment  exercised in good faith, that any such  administrative  proceedings  will  have a  material  adverse effect upon the ability of the Fund or  Underwriter to perform its obligations under this Agreement; or

         (f)  termination  by the Company by written  notice to the Fund and the
              Underwriter with respect to any Designated  Portfolio in the event that such  Portfolio  ceases to qualify as a Regulated  Investment
              Company  under  Subchapter  M or fails to comply  with the Section
              817(h)  diversification   requirements  specified  in  Article  VI
              hereof, or if the Company reasonably  believes that such Portfolio may fail to so qualify or comply; or

         (g)  termination  by the Fund or  Underwriter  by written notice to the
              Company  in  the  event  that  the  Contracts  fail  to  meet  the qualifications specified in Article VI hereof; or

         (h)  termination  by  either  the Fund or the  Underwriter  by  written notice to the  Company,  if either  one or both of the Fund or the
              Underwriter respectively,  shall determine, in their sole judgment exercised in good faith,  that the Company has suffered a material adverse change in its business,  operations,  financial condition, or prospects since the date of this Agreement or is the subject of material adverse publicity; or

         (i)  termination  by the Company by written  notice to the Fund and the
              Underwriter,  if the Company shall determine, in its sole judgment exercised  in good  faith,  that  the  Fund,  the  Adviser  or the
              Underwriter  has  suffered  a  material   adverse  change  in  its
              business,  operations,  financial condition or prospects since the date of this  Agreement  or is the  subject  of  material  adverse publicity; or

         (j)  termination  by the  Underwriter by written notice to the Company, upon a termination of the Master Agreement between the Company and the Underwriter, or termination of the Distribution Agreement.

   10.2  EFFECT  OF  TERMINATION.   Notwithstanding   any  termination  of  this
Agreement, the Fund and the Underwriter shall, at the option of the Underwriter, continue to make available  additional  shares of the Fund pursuant to the terms and conditions of this  Agreement,  for all Contracts in effect on the effective date of  termination  of this  Agreement  (hereinafter  referred to as "Existing
Contracts"). Specifically, the owners of the Existing Contracts may be permitted to reallocate  investments  in the Fund,  redeem  investments in the Fund and/or invest in the Fund upon the making of  additional  purchase  payments  under the
Existing Contracts.  The parties agree that this Section 10.2 shall not apply to any termination under Article VII and the effect of such Article VII termination shall be governed by Article VII of this  Agreement.  The parties  further agree that this Section 10.2 shall not apply to any termination  under Section 10.1(f)
or (g) of this Agreement.

   10.3 The Company shall not redeem Fund shares  attributable  to the Contracts
(as  opposed to Fund shares  attributable  to the  Company's  assets held in the
Account)  except (i) as  necessary  to  implement  Contract  Owner  initiated or approved  transactions,  or (ii) as required  by state  and/or  federal  laws or regulations  or  judicial  or  other  legal  precedent  of  general  application
(hereinafter  referred to as a "Legally Required  Redemption"),  or except for a redemption  that arises in connection with the Company's right to make additions to,  deletions from,  substitutions  for, or combinations of the securities that
are  held  by  the  Account   (hereinafter   referred  to  as  a   "Substitution
Redemption").  Upon request,  the Company will promptly  furnish to the Fund and the  Underwriter  the opinion of counsel for the Company (which counsel shall be reasonably  satisfactory to the Fund and the Underwriter) to the effect that any redemption  pursuant  to clause  (ii)  above is a Legally  Required  Redemption.
Substitution  Redemptions  will be  governed by a Master  Agreement  between the
Company,   the   Underwriter,   and  certain   affiliates  of  the  Underwriter.
Furthermore,  except in cases where  permitted under the terms of the Contracts, the Company  shall not prevent  Contract  Owners from  allocating  payments to a
Portfolio that was otherwise  available under the Contracts without first giving the Fund or the Underwriter 90 days notice of its intention to do so.

   10.4  Notwithstanding  any  termination  of  this  Agreement,   each  party's
obligation under Article VIII to indemnify the other parties shall survive.

ARTICLE XI.  NOTICES

   Any notice  required or permitted to be given under any provision  other than
Article I, shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address  as such  party may from time to time  specify  in  writing to the other party.

   If to the Fund:

      T. Rowe Price Associates, Inc.
      100 East Pratt Street
      Baltimore, Maryland  21202
      Attention:  Henry H. Hopkins, Esq.

   If to the Company:

      First Security Benefit Life Insurance and Annuity Company of New York
      70 West Red Oak Lane, Fourth Floor
      White Plains, New York  10604
      Attention:  Anita Larson

   Copy to:

      Security Benefit Life Insurance Company
      700 Harrison Street
      Topeka, Kansas  66636
      Attention:  Amy J. Lee, Esq.

   If to Underwriter:

      T. Rowe Price Investment Services
      100 East Pratt Street
      Baltimore, Maryland  21202
      Attention:  Henry H. Hopkins

ARTICLE XII.  MISCELLANEOUS

   12.1 All persons  dealing  with the Fund must look solely to the  property of such  Fund,  and in the  case of a series  company,  the  respective  Designated
Portfolio  listed on Schedule A hereto as though such  Designated  Portfolio had separately  contracted  with the Company and the Underwriter for the enforcement of any claims  against  the Fund.  The  parties  agree that  neither  the Board, officers, agents or shareholders assume any personal liability or responsibility for obligations entered into by or on behalf of the Fund.

   12.2 Subject to the  requirements of legal process and regulatory  authority, each party hereto  shall treat as  confidential  the names and  addresses of the
owners  of  the  Contracts  and  all   information   reasonably   identified  as
confidential  in writing by any other party  hereto and,  except as permitted by this  Agreement,  shall not  disclose,  disseminate  or  utilize  such names and addresses and other confidential information without the express written consent of the  affected  party  until such time as such  information  may come into the public domain.

   12.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

   12.4  This  Agreement  may  be  executed   simultaneously   in  two  or  more
counterparts,  each of which taken  together  shall  constitute one and the same instrument.

   12.5 If any  provision of this  Agreement  shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

   12.6  Each  party  hereto  shall  cooperate  with  each  other  party and all appropriate  governmental authorities (including without limitation the SEC, the
NASD,  and  state  insurance  regulators)  and  shall  permit  such  authorities reasonable  access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions  contemplated  hereby.
Notwithstanding  the  generality  of the  foregoing,  each party hereto  further agrees to furnish the New York Insurance  Commissioner  with any  information or reports in connection  with services  provided under this  Agreement  which such
Commissioner  may request in order to  ascertain  whether the  variable  annuity operations of the Company are being  conducted in a manner  consistent  with the
New York variable  annuity laws and regulations and any other  applicable law or regulations.

   12.7 The rights,  remedies and  obligations  contained in this  Agreement are cumulative and are in addition to any and all rights, remedies, and obligations, at law or in equity,  which the parties  hereto are  entitled to under state and federal laws.

   12.8 This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.

   12.9 The term "affiliated  person" as used in this Agreement shall be defined as provided in Section 2(a)(3) of the 1940 Act.

   IN WITNESS  WHEREOF,  each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized  representative and its seal to be hereunder affixed hereto as of the date specified below.

COMPANY:                               FIRST SECURITY BENEFIT LIFE INSURANCE
                                       AND ANNUITY COMPANY OF NEW YORK

                                       By its authorized officer

                                       By:
                                               ---------------------------------
                                               Anita Larson
                                       Title:  Chief Administrative Officer
                                       Date:   October 11, 1995

FUND:                                  T. ROWE PRICE FIXED INCOME SERIES, INC.

                                       By its authorized officer

                                       By:
                                               ---------------------------------
                                               James S. Riepe
                                       Title:  Vice President
                                       Date:   October 11, 1995

FUND:                                  T. ROWE PRICE EQUITY INCOME SERIES, INC.

                                       By its authorized officer

                                       By:
                                               ---------------------------------
                                               James S. Riepe
                                       Title:  Vice President
                                       Date:   October 11, 1995

FUND:                                  T. ROWE PRICE INTERNATIONAL SERIES, INC.

                                       By its authorized officer

                                       By:
                                               ---------------------------------
                                               James S. Riepe
                                       Title:  Vice President
                                       Date:   October 11, 1995

UNDERWRITER:                           T. ROWE PRICE INVESTMENT SERVICES, INC.

                                       By its authorized officer

                                       By:
                                               ---------------------------------
                                               Nancy M. Morris
                                       Title:  Vice President
                                       Date:   October 11, 1995

                                   SCHEDULE A

NAME OF SEPARATE ACCOUNT
AND DATE ESTABLISHED BY     CONTRACTS FUNDED BY
BY BOARD OF DIRECTORS          SEPARATE ACCOUNT      DESIGNATED PORTFOLIOS

T. Rowe Price Variable      T. Rowe Price No-Load    T. ROWE PRICE EQUITY
Annuity Account of First    Variable Annuity         SERIES, INC.
Security Benefit Life                                *  T. Rowe Price New
Insurance and Annuity                                   America Growth Portfolio
Company of New York,
November 11, 1994                                    *  T. Rowe Price Equity
                                                        Income Portfolio

                                                     *  T. Rowe Price Personal
                                                        Strategy Balanced

                                                        Portfolio
                                                     *  T. Rowe Price Mid-Cap
                                                        Growth Portfolio

                                                     T. ROWE PRICE FIXED INCOME
                                                     SERIES, INC.

                                                     *  T. Rowe Price Limited-
                                                        Term Bond Portfolio

                                                     *  T. Rowe Price Prime
                                                        Reserve Portfolio

                                                     T. ROWE PRICE INTERNATIONAL
                                                     SERIES, INC.

                                                     *  T. Rowe Price
                                                        International Stock
                                                        Portfolio

AMENDED as of the 2nd day of January, 1997

COMPANY:                                FIRST SECURITY BENEFIT LIFE INSURANCE
                                        AND ANNUITY COMPANY OF NEW YORK

                                        By its authorized officer

                                        By:     ROGER K. VIOLA
                                              ----------------------------------
                                        Title:  Secretary
                                              ----------------------------------
                                        Date:   January 2, 1997
                                              ----------------------------------

FUND:                                   T. ROWE PRICE FIXED INCOME SERIES, INC.

                                        By its authorized officer

                                        By:     HENRY H. HOPKINS
                                              ----------------------------------
                                        Title:  Vice President
                                              ----------------------------------
                                        Date:   January 2, 1997
                                              ----------------------------------

FUND:                                   T. ROWE PRICE EQUITY INCOME SERIES, INC.

                                        By its authorized officer

                                        By:     HENRY H. HOPKINS
                                              ----------------------------------
                                        Title:  Vice President
                                              ----------------------------------
                                        Date:   January 2, 1997
                                              ----------------------------------

FUND:                                   T. ROWE PRICE INTERNATIONAL SERIES, INC.

                                        By its authorized officer

                                        By:     HENRY H. HOPKINS
                                              ----------------------------------
                                        Title:  Vice President
                                              ----------------------------------
                                        Date:   January 2, 1997
                                              ----------------------------------

UNDERWRITER:                            T. ROWE PRICE INVESTMENT SERVICES, INC.

                                        By its authorized officer

                                        By:     DARRELL N. BRAMAN
                                              ----------------------------------
                                        Title:  Vice President
                                              ----------------------------------
                                        Date:   January 2, 1997
                                              ----------------------------------

                                   SCHEDULE A

Name of Separate Account
 and Date Established by     Contracts Funded by
  BOARD OF DIRECTORS           SEPARATE ACCOUNT        DESIGNATED PORTFOLIOS
------------------------     -------------------       ---------------------
T. Rowe Price Variable       T. Rowe Price No-Load
Annuity Account of First     Variable Annuity       T. ROWE PRICE EQUITY SERIES, INC.
Security Benefit Life                               ---------------------------------
Insurance and Annuity        T. Rowe Price No-Load
Company of New York,         Immediate Variable        T. Rowe Price New
November 11, 1994            Annuity                   America Growth Portfolio

                                                       T.   Rowe   Price   Equity
                                                       Income Portfolio

                                                       T.  Rowe  Price  Personal
                                                       Strategy Balanced Portfolio

                                                       T.  Rowe   Price   Mid-Cap
                                                       Growth Portfolio

                                                       T.  Rowe  Price  Blue-Chip
                                                       Growth Portfolio

                                                       T. Rowe Price Health Sciences
                                                       Portfolio

                                                       T. Rowe Price Equity Index 500
                                                       Portfolio

                                                    T. ROWE PRICE FIXED INCOME SERIES,INC.
                                                    --------------------------------------

                                                       T.  Rowe  Price  Limited-Term  Bond
                                                       Portfolio

                                                       T.   Rowe   Price   Prime   Reserve
                                                       Portfolio

                                                    T. ROWE PRICE INTERNATIONAL SERIES, INC.
                                                    --------------------------------------

                                                       T. Rowe Price  International
                                                       Stock Portfolio

Schedule A, AMENDED as of the 1st day of February, 2001.

IN WITNESS WHEREOF, First Security Benefit Life Insurance and Annuity Company of
New York,  T. Rowe Price  Investment  Services,  Inc. and the  undersigned  Fund hereby amend this Schedule A in accordance with the Participation Agreement made and entered into as of the 11th day of October 1995.

COMPANY:        FIRST SECURITY BENEFIT LIFE INSURANCE
                AND ANNUITY COMPANY OF NEW YORK

                By its authorized officer

                By: ROGER K. VIOLA
                   ---------------------------------------

                Title: Sr. Vice President

                Date:  February 1, 2001

FUND:           T. ROWE PRICE EQUITY INCOME SERIES, INC.

                By its authorized officer

                By:  HENRY HOPKINS
                   ----------------------------------------

                Title: Vice President

                Date:  February 1, 2001

UNDERWRITER:    T. ROWE PRICE INVESTMENT SERVICES, INC.

                By its authorized officer

                By:  DARREL M. BRAMAN
                   ---------------------------------------

                Title: Vice President

                Date:  February 1, 2001